FOR IMMEDIATE RELEASE
Contact: Clarissa Willett (investors) – 336-436-5076
        Investor@LabCorp.com

        Pattie Kushner (media) – 336-436-8263
        Media@LabCorp.com

LABCORP TO ANNOUNCE SECOND QUARTER
FINANCIAL RESULTS ON JULY 28, 2020

BURLINGTON, N.C., July 6, 2020 — LabCorp (NYSE: LH) will release its second quarter of 2020 financial results before the market opens on Tuesday, July 28, 2020, and then will host a conference call and webcast beginning at 9:00 a.m. EDT to discuss the results. The earnings release and accompanying financial information will be posted on the LabCorp Investor Relations website.

Interested parties can access the conference call by dialing 1-877-898-8036 within the U.S. and Canada, or 1-720-634-2811 internationally, using the passcode 2597361. In addition, a real-time webcast of the conference call will be available on the LabCorp Investor Relations website.

An audio replay of the conference call will be available from 1:00 p.m. EDT on July 28, 2020, until 11:30 a.m. EDT on August 11, 2020, by dialing 1-855-859-2056 within the U.S. and Canada, or 1-404-537-3406 internationally, using the passcode 2597361. The webcast of the conference call will be archived and accessible through July 14, 2021, on the LabCorp Investor Relations website.

About LabCorp
LabCorp (NYSE: LH), an S&P 500 company, is a leading global life sciences company that is deeply integrated in guiding patient care, providing comprehensive clinical laboratory and end-to-end drug development services. With a mission to improve health and improve lives, LabCorp delivers world-class diagnostics solutions, brings innovative medicines to patients faster, and uses technology to improve the delivery of care. LabCorp reported revenue of more than $11.5 billion in 2019. To learn more about LabCorp, visit www.LabCorp.com, and to learn more about Covance Drug Development, visit www.Covance.com.

Cautionary Statement Regarding Forward-Looking Statements This press release contains forward-looking statements, including but not limited to statements with respect to the impact of various factors on operating and financial results and the opportunities for future growth. Each of the forward-looking statements is subject to change based on various important factors, many of which are beyond the Company’s control, including without limitation, the impact of the COVID-19 pandemic on our business and financial condition as well as on general economic, business, and market conditions, competitive actions and other unforeseen changes and general uncertainties in the marketplace, changes in government regulations, including healthcare reform, customer purchasing decisions, including changes in payer regulations or policies, other adverse actions of governmental and third-party payers, the Company’s satisfaction of regulatory and other requirements, patient safety issues, changes in testing guidelines or recommendations, federal, state, and local governmental responses to the COVID-19 pandemic, adverse results in material litigation matters, failure to maintain or develop customer relationships, our ability to develop or acquire new products and adapt to technological changes, failure in information technology, systems or data security, changes in business conditions and the economy in general, adverse weather conditions, the number of revenue days in a financial period, employee relations, personnel costs, and effect of exchange rate fluctuations. These factors, in some cases, have affected and in the future (together with other factors) could affect the Company’s ability to implement the Company’s business strategy and actual results could differ materially from those suggested by these forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Further information on potential factors, risks and uncertainties that could affect operating and financial results is included in the Company’s most recent Annual Report on Form 10-K and subsequent Forms 10-Q, including in each case under the heading RISK FACTORS, and in the Company’s other filings with the SEC.
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